UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 25, 2008

Date of Report (date of earliest event reported)

OmniVision Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1341 Orleans Drive

Sunnyvale, California 94089-1136

(Address of principal executive offices)

(408) 542-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2008, the Compensation Committee of the Board of Directors of OmniVision Technologies, Inc. (“OmniVision”) approved the payment of cash bonuses under OmniVision’s Executive Officer Profit Sharing/Bonus Plan (the “Plan”) for the fiscal quarter ended January 31, 2008.  The bonuses are consistent with the terms of the Plan and will be paid to certain executive officers of OmniVision.  The following is a list of the “named executive officers” (as such term is defined by the rules of the Securities and Exchange Commission) that will be receiving a bonus payment under the Plan:

Name of Officer	Cash Bonus Amount
Shaw Hong	$23,000
Xinping He	$21,000
Y. Vicky Chou	$20,000
Peter Leigh	$11,000
John Yue	$14,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 28, 2008

OmniVision Technologies, Inc.

By:	/s/ Shaw Hong
Shaw Hong
President and Chief Executive Officer